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                                                                    Exhibit 10.5

                           BORROWER SECURITY AGREEMENT


     BORROWER SECURITY AGREEMENT, dated as of February 20, 1997, made by SIGHT RESOURCE CORPORATION, a Delaware corporation (the "BORROWER"), in favor of CREDITANSTALT CORPORATE FINANCE, INC., a Delaware corporation (the "LENDER") as the holder of the Secured Obligations described below.


                                   WITNESSETH:


     WHEREAS, the Borrower is a party to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), between the Borrower and the Lender;


     WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make certain extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and


     WHEREAS, it is a condition precedent to the obligation of the Lender to make its extensions of credit to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Security Agreement to the Lender;


     NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make its extensions of credit under the Credit Agreement, the Borrower hereby agrees as follows:


     1. Defined Terms.
        -------------

          1.1 Definitions.
              -----------

               (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds.


               (b)  The following terms shall have the following meanings:


          "AGREEMENT": this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.


          "CODE": the Uniform Commercial Code as from time to time in effect in the State of New York.


          "COLLATERAL": as defined in Section 2.
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          "COLLATERAL ACCOUNT": the Collateral Account as defined in Section 3.


          "COPYRIGHTS": means all of the following to the extent that the Borrower now or hereafter has any right, title or interest therein: (i) all United States copyrights in all Works, whether published or unpublished, now existing or hereafter created or acquired, including, without limitation, the copyrights in the Works listed in SCHEDULE 1 hereto, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and (ii) all renewals thereof.


          "COPYRIGHT LICENSES": means any written agreement, naming the Borrower as licensor or licensee, granting any right under any Copyright, including, without limitation, the agreements described in SCHEDULE 1 hereto, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of the Borrower to receive moneys due and to become due to it thereunder or in connection therewith,
     (ii) all rights of the Borrower to damages arising out of or for breach or default in respect thereof and (iii) all rights of the Borrower to exercise all remedies thereunder; provided that the term "Copyright Licenses" shall not include any license (or any contract or agreement giving rise thereto) by the Borrower of property of another Person where such contract or agreement prohibits the assignment or encumbrance of such license (or the contract or agreement giving rise thereto), except to the extent that such prohibition would be ineffective pursuant to Section 9-318(4) of the UCC.


          "PATENTS": (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in SCHEDULE 2, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in SCHEDULE 2.


          "PATENT LICENSE": any written agreement providing for the grant by or to the Borrower of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in SCHEDULE 2.


          "RECEIVABLE": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).


          "SECURED OBLIGATIONS": shall be the collective reference to the unpaid principal of and interest on the Notes and all other obligations and liabilities (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any

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     petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), of the Borrower to the Lender whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the Notes, the Warrant Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement, this Agreement or any other Loan Document).


          "TERMINATION DATE": the date which all Secured Obligations shall have been irrevocably paid in full and the Commitments shall have been terminated.


          "TRADEMARKS": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in
     SCHEDULE 3, and (b) all renewals thereof.


          "TRADEMARK LICENSE": means any written agreement providing for the grant by or to the Borrower of any right to use any Trademark, including, without limitation, any thereof referred to in SCHEDULE 3.


          "WORKS": any tangible expression of an idea of any Person.


          1.2. Other Definitional Provisions.
               -----------------------------

               (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.


               (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


     2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Borrower hereby grants to the

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Lender a security interest in all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, together with all amounts on deposit in the Collateral Account from time to time, the "COLLATERAL"):


               (a) all Accounts;


               (b) all Chattel Paper;


               (c) all Copyrights;


               (d) all Copyright Licenses;


               (e) all Documents;


               (f) all Equipment;


               (g) all General Intangibles;


               (h) all Instruments;


               (i) all Inventory;


               (j) all Patents;


               (k) all Patent Licenses;


               (l) all Trademarks;


               (m) all Trademark Licenses;


               (n) all books and records pertaining to the Collateral; and


               (o) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.


     3. Collateral Account.
        ------------------

          3.1. ESTABLISHMENT OF COLLATERAL ACCOUNT. At the request of the Lender, there shall be established and at all times thereafter there shall be maintained by the Borrower, a non-interest bearing cash collateral account with Creditanstalt-Bankverein, Greenwich, Connecticut Branch, or as designated by the Lender, (and as long as no Default or Event of Default has occurred and is continuing, with the consent of the Borrower, not to be unreasonably withheld), any other United States Depository institution or subsidiary or branch of a foreign bank licensed under the laws of the United States or any state thereof, or any successor thereto (the "COLLATERAL ACCOUNT") subject to the terms of this Agreement.

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          3.2. RIGHTS, TITLE AND INTEREST OF COLLATERAL ACCOUNT. All right, title and interest in and to the Collateral Account shall vest exclusively in the Lender. The Borrower shall have no rights with respect to the Collateral Account and the Lender shall have sole dominion and control over the Collateral Account and the monies deposited therein. Monies deposited in the Collateral Account shall constitute security for the Secured Obligations. The Borrower hereby pledges and assigns to the Lender and hereby grants to the Lender a security interest in, all right, title or interest (if any) which the Borrower now has or may hereafter have or purport or claim to have in or to the Collateral Account and all monies held therein, any investments made with such monies and any and all certificates or instruments from time to time representing or evidencing such investments (and all proceeds thereof).


          3.3. MAINTAINING THE COLLATERAL ACCOUNT. Until the Termination Date of this Agreement, all monies received by the Lender while a Default or an Event of Default has occurred and is continuing, all monies received pursuant to subsection 4.5(a) and Section 9 of the Credit Agreement, and any monies received as a result of investments made as contemplated by
     Section 4 hereof, shall be deposited in the Collateral Account.


     4. INVESTMENT OF MONIES. Pending the disbursement thereof pursuant to the terms of this Agreement, all monies in the Collateral Account shall (to the extent it is practical to do so) be invested by the Lender in Cash Equivalents (as defined in the Credit Agreement). All such investments shall be evidenced either (a) by negotiable certificates or instruments which are held by or for the account of the Lender or (b) by book entries maintained in a State in which the Lender may be granted by book entries a security interest in the securities relating thereto. In the absence of its gross negligence or willful misconduct, the Lender shall not have any ability out of or in connection with any investment made in accordance with the provisions herein or for any loss or decline in value of any investment or from any loss resulting directly or indirectly from any investment made pursuant to and in accordance with the provisions hereof.


     5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that:

          5.1. TITLE; NO OTHER LIENS. Except for the security interest granted to the Lender pursuant to this Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Lender pursuant to
     this Agreement or as are permitted pursuant        to the Credit Agreement.


          5.2. PERFECTED FIRST PRIORITY LIENS. The security interests granted pursuant to this Agreement (a) constitute perfected security interests in the Collateral in favor of the Lender, as collateral security for the Secured Obligations and (b) are prior to all other Liens on the Collateral in existence on the date hereof except as set forth on SCHEDULE V to the Credit Agreement.


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          5.3. INVENTORY AND EQUIPMENT. The Inventory and the Equipment are kept at the locations listed on SCHEDULE 4.


          5.4. CHIEF EXECUTIVE OFFICE. The Borrower's chief executive office is located at 67 South Bedford Street, Burlington, MA


          5.5. FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.


     6. COVENANTS. The Borrower covenants and agrees with the Lender that, from and after the date of this Agreement until the Secured Obligations shall have been paid in full and the Commitments shall have expired or otherwise been terminated:


          6.1 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Lender, duly indorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.


          6.2. Maintenance of Insurance.
               ------------------------


               (a) The Borrower will maintain, with financially sound and reputable companies, insurance policies insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Lender, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Lender, with losses payable to the Borrower and the Lender as their respective interests may appear.


               (b) All such insurance shall (1) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof, (2) name the Lender as an insured party and
          (3) be reasonably satisfactory in all other respects to the Lender.


               (c) The Borrower shall deliver to the Lender a report of a reputable insurance broker with respect to such insurance in each calendar year and such supplemental reports with respect thereto as the Lender may from time to time reasonably request.


          6.3. MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER
     DOCUMENTATION.


               (a) The Borrower shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in subsection 5.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

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               (b) At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duty execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.


          6.4. CHANGES IN LOCATIONS, NAME, ETC. The Borrower will not unless it shall have given the Lender at least 30 days prior written notice of such change (or, in the case of Inventory and Equipment, at least 10 days prior written notice, to the extent that the Borrower has taken such action as reasonably may be required of it to maintain the continuous perfection of the Lender's security interest in such Inventory or Equipment, as the case may be):


               (a) permit any of the Inventory (other than goods-in-transit and immaterial amounts of goods in temporary locations in the ordinary course of business) or Equipment to be kept at a location other than those listed on SCHEDULE 4; or


               (b) change the location of its chief executive office from that specified in subsection 5.4;


               (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender in connection with this Agreement would become seriously misleading.


          6.5. FURTHER IDENTIFICATION OF COLLATERAL. The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.


          6.6 NOTICES. The Borrower will advise the Lender promptly, in reasonable detail, at its address provided in subsection 11.2 of the Credit Agreement of (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral and
     (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.


     7. PROVISIONS RELATING TO RECEIVABLES.
        ---------------------------------

          7.1 BORROWER REMAINS LIABLE UNDER RECEIVABLES. Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and

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     performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable. The Lender shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Receivable pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.


          7.2 ANALYSIS OF RECEIVABLES. The Lender shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and the Borrower shall furnish all such assistance and information as the Lender may reasonably require in connection with such test verifications. At any time and from time to time, upon the Lender's reasonable request and at the expense of the Borrower, the Borrower shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables. The Lender, in its own name or in the name of others, may during such time as a Default or an Event of Default shall have occurred and be continuing, communicate with the obligors on the Receivables to verify with them to the Lender's satisfaction the existence, amount and terms of any Receivables.


          7.3 Collections On Receivables.
              --------------------------

               (a) The Lender hereby authorizes the Borrower to collect the Receivables subject to the Lender's direction and control, and the Lender may curtail or terminate said authority at any time when a Default or an Event of Default has occurred and is continuing and may then direct that payments on the Receivables be made directly to the Lender in accordance with the provisions of subsection 11.1. If required by the Lender at any time when a Default or an Event of Default has occurred and is continuing any payments of Receivables, when collected by the Borrower, (1) shall be forthwith (and, in any event, within two Business Days) deposited by the Borrower in the exact form received, duly indorsed by the Borrower to the Lender if required, in a Collateral Account maintained under the sole dominion and control of the Lender, subject to withdrawal by the Lender only as provided in subsection 10.3 and (2) until so turned over, shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower.


               (b) Each such deposit of Proceeds of Receivables shall be accompanied by a report (in the form customarily prepared by the

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          Borrower for its internal purposes) identifying in reasonable detail the nature and source of the payments included in the deposit.


               (c) At the Lender's request at any time when a Default or an Event of Default has occurred and is continuing the Borrower shall deliver to the Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.


          7.4. Representations and Warranties.
               ------------------------------

               (a) No amount payable to the Borrower under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender.


               (b) None of the obligors on any material portion of the Receivables is a Governmental Authority.


               (c) The amounts represented by the Borrower to the Lender from time to time as owing to the Borrower in respect of the Receivables will at such times be accurate in all material respects.


          7.5. Covenants.
               ---------


               (a) Other than in the ordinary course of business consistent with its past practice, the Borrower will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable, (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof or (vi) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to a Receivable (other than any right of termination).


               (b) The Borrower will deliver to the Lender a copy of each material demand, notice or document received by it that questions the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.


     (8) Provisions Relating to Patents and Trademarks.
         ---------------------------------------------

          8.1 Representations and Warranties.
              ------------------------------

               (a) SCHEDULE 2 refers to all Patents and material Patent Licenses owned by the Borrower in its own name on the date hereof.

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

               (b) SCHEDULE 3 refers to all Trademarks registered with Governmental Authorities and material Trademark Licenses owned by the Borrower in its own name on the date hereof.


               (c) To the best of the Borrower's knowledge, each Patent and Trademark is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned, except where such abandonment would not reasonably be expected to have a Material Adverse Effect.


               (d) Except as set forth in either SCHEDULE 2 or SCHEDULE 3, none of such Patents and Trademarks is on the date hereof the subject of any exclusive licensing or franchise agreement.


               (e) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity or enforceability of any Patent or Trademark in any respect that could reasonably be expected to have a Material Adverse Effect.


               (f) No action or proceeding is pending on the date hereof seeking to limit, cancel or question the validity of any Patent or Trademark, which, if adversely determined, would have a Material Adverse Effect on the value of any material Patent or Trademark.


          8.2. Covenants.
               ---------


               (a) The Borrower (either itself or through licensees) will (1) maintain each material Trademark in full force free from any claim of abandonment for non-use, (2) maintain as in the past the quality of products and services offered under such Trademark, (3) employ such Trademark with the appropriate notice of registration (if deemed advisable by management in its reasonable discretion) and (4) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated.


               (b) The Borrower will not knowingly do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated.


               (c) The Borrower will notify the Lender immediately if it knows, or has reason to know, that any application or registration relating to any material Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Borrower's ownership of any material Patent or Trademark or its right to register the same or to keep and maintain the same.

               (d) Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Lender, the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may request to evidence the Lender security interest in any Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby.


               (e) The Borrower will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each material application (and to obtain the relevant registration) and to maintain each registration of the material Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.


               (f) In the event that any Patent or Trademark is infringed, misappropriated or diluted by a third party, the Borrower shall (i) take such actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark and (ii) if such Patent or Trademark is of material economic value, promptly notify the Lender after it learns thereof and where appropriate in accordance with its reasonable business judgment, sue for infringement, misappropriation or dilution, to seek injunctive relief, and to recover any and all damages for such infringement, misappropriation or dilution.


     9. Copyrights.
        ----------

          9.1. Representations and Warranties.
               ------------------------------

               (a) SCHEDULE 1 refers to all material Copyrights registered with or applied for a Governmental Authority and material Copyright Licenses owned by the Borrower in its own name on the date hereof.


               (b) To the best of the Borrower's knowledge, each material Copyright is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned.


               (c) Except as set forth in SCHEDULE 1, none of such Copyrights is on the date hereof the subject of any exclusive licensing or franchise agreement.

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


               (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright in any respect that could reasonably be expected to have a Material Adverse Effect.


               (e) No action or proceeding is pending on the date hereof seeking to cancel or question the validity of any Copyright which, if adversely determined, would have a Material Adverse Effect.


          9.2  Covenants.
               ---------


               (a) The Borrower (either itself or through licensees) will (i) employ the appropriate notice of copyright for each work subject to copyright protection to the extent necessary to protect any material registered Copyright relating to such work and (ii) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Copyright may become invalidated.


               (b) The Borrower will not knowingly (either itself or through licensees) do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain.


               (c) The Borrower will notify the Lender immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any political subdivision thereof) regarding the Borrower's ownership of any such Copyright or its validity.


               (d) On each January 31 following the date hereof (or, if the Lender reasonably so requests in writing, more often), if the Borrower owns any registered Copyrights, the Borrower either itself or through any agent, employee, licensee or designee, shall provide to the Lender a document confirming the Lender's security interest in each registered Copyright with respect to which the Borrower acquires an interest during the two preceding calendar quarters, duly executed and in proper form for filing in the United States Copyright Office or other applicable United States Governmental Authority. Upon request of the Lender, the Borrower shall execute and deliver any and all additional agreements, instruments, documents, and papers as the Lender may reasonably request to confirm the Lender's security interest in such Copyright, and the Borrower hereby constitutes the Lender as its attorney-in-fact to file all such writings for the foregoing purposes, all lawful acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Termination Date (as defined herein).

               (e) The Borrower will take all necessary steps, as it shall deem appropriate under the circumstances, in accordance with its reasonable business judgment, to maintain and pursue each material application filed (and to obtain the relevant registration) and to maintain to the extent permitted by law each registration of each material Copyright owned by the Borrower including, without limitation, filing of applications for renewal, where necessary.


               (f) The Borrower will promptly notify the Lender of any material infringement of any material Copyright owned by it of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate in accordance with its reasonable business judgment, the bringing of suit or the settling of actual or potential suits for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.


     10 Remedies.
        --------


          10.1. NOTICE TO OBLIGORS. Upon the request of the Lender at any time when a Default or an Event of Default has occurred and is continuing the Borrower shall notify obligors on the Receivables that the Receivables have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender.


          10.2. PROCEEDS TO BE TURNED OVER TO THE LENDER. In addition to the rights of the Lender specified in subsection 7.3 with respect to payments of Receivables, when a Default or an Event of Default has occurred and is continuing all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Lender in the exact form received by the Borrower (duly indorsed by the Borrower to the Lender, if required) and held by the Lender in the Collateral Account. All Proceeds while held by the Lender in the Collateral Account (or by the Borrower in trust for the Lender) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in subsection 10.3.


          10.3. APPLICATION OF PROCEEDS. At such intervals as may be agreed upon by the Borrower and the Lender, or, if an Event of Default has occurred and is continuing at any time at the Lender's election, the Lender may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Lender may elect, and any part of such funds which the Lender elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Lender to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds when no Default or Event of Default is continuing shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the

     Secured Obligations shall have been paid in full and the Commitments under (and as defined in) the Credit Agreement shall have expired or otherwise been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.


          10.4. CODE REMEDIES. If an Event of Default has occurred and is continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.


     11. LENDER APPOINTMENT AS ATTORNEY-IN-FACT; LENDER PERFORMANCE OF BORROWER'S OBLIGATIONS.


          11.1. POWERS. The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do any or all of the following:


               (a) at any time when a Default or an Event of Default has occurred and is continuing in the name of the Borrower or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;


               (b) in the case of any Copyright, Patent or Trademark, execute and deliver any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender's security interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby;


               (c) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;


               (d) execute, in connection with any sale provided for in subsection 12.4, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and


               (e) at any time when a Default or an Event of Default has occurred and is continuing (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
          (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.


          11.2. PERFORMANCE BY LENDER OF BORROWER'S OBLIGATIONS. If the Borrower fails to perform or comply with any of its agreements contained herein, the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.


          11.3 BORROWER'S REIMBURSEMENT OBLIGATION. The expenses of the Lender incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate equal to the rate per annum at which interest would then be payable on past due ABR Loans under the Credit Agreement, from the date of payment by the Lender to the date reimbursed by the Borrower, shall be payable by the Borrower to the Lender on demand.


          11.4. RATIFICATION; POWER COUPLED WITH AN INTEREST. The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with the terms of this Agreement. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.


     12. DUTY OF THE LENDER. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to use reasonable care in the custody and preservation of such Collateral. Neither the Lender, nor any of its respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that its actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.


     13. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, the Borrower authorizes the Lender to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     14. NOTICES. All notices, requests and demands to or upon the Lender or the Borrower hereunder shall be effected in the manner provided for in subsection
10.2 of the Credit Agreement.


     15. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


     16. Amendments in Writing; No Waiver; Cumulative Remedies.
         -----------------------------------------------------

          16.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Lender, provided that any provision of this Agreement imposing obligations on the Borrower may be waived by the Lender in a written instrument executed by the Lender.


          16.2 NO WAIVER BY COURSE OF CONDUCT. The Lender shall not by any act (except by a written instrument pursuant to subsection 16.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.


          16.3 REMEDIES CUMULATIVE. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.


     17. SECTION HEADINGS. The Section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.


         18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns.


     19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     20. RELEASE OF COLLATERAL AND TERMINATION. The Lender shall release the Collateral from the Lien created hereby, and this Agreement and all obligations of the Lender and the Borrower hereunder shall terminate on the Termination Date.


     IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.


                                        SIGHT RESOURCE CORPORATION


                                        By:
                                           -----------------------
                                            Alan MacDonald
                                                 Vice President, Finance and
                                            Administration

                                                                      Schedule 1
                                                                      ----------

                        COPYRIGHTS AND COPYRIGHT LICENSES



                                      None.

                                                                      Schedule 2
                                                                      ----------

                           PATENTS AND PATENT LICENSES



                                      None.

                                                                      Schedule 3
                                                                      ----------

                        TRADEMARKS AND TRADEMARK LICENSES


Mark               Jurisdiction            Number          Date Issued or Filed
----               ------------            ------          --------------------


Sight Resource          USA         Ser. No. 74/730,677          08/19/95

                                                                      Schedule 4
                                                                      ----------
                                                                     Page 1 of 2
                                                                     -----------

                             INVENTORY AND EQUIPMENT


         SIGHT RESOURCE CORPORATION


         67 South Bedford Street
         Burlington, MA  01803


         Massachusetts Eye and Ear Infirmary
         243 Charles Street
         Boston, MA  02114


         Koch Eye Associates
         566 Tollgate Road
         Warwick, RI  02886


         The R.I. Eye Institute
         150 East Manning Street
         Providence, RI  02906


         Allegheny University
         216 Broad Street
         Philadelphia, PA  19102-1192


         RK Care Associates
         345 East 37th Street
         New York, NY  10016


         St. George Eye Center
         4145 West Peterson
         Suite 200
         Chicago, IL  60646


         International EyeCare
         301 Lindberg, Suite B
         McAllan, TX  78501


         International EyeCare
         9055 Kary Freeway, Suite 100
         Houston, TX  77024

                                                                      Schedule 4
                                                                      ----------

                                                                     Page 2 of 2
                                                                     -----------

         Lahey Clinic - North
         1 Essex Center Drive
         Peabody, MA  01960


         Advanced Eye Care
         300 N. Milwaukee, Suite L
         Lake Villa, IL  60046



         Cambridge Eye Associates, Inc.
         100 Jeffrey Avenue
         Holliston, MA 01746